U.S.    Securities   and   Exchange
Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549





July 14, 2008




Re: Lifetime Achievement Fund, Inc.
File No. 333-95817


Dear Sir or Madam:

We have read sub-Item 77k of Form N-
SAR  of  Lifetime Achievement  Fund
dated June 20, 2008 and agree  with
the  statements concerning our Firm
contained therein.


Very truly yours,



/s/ GRANT THORNTON LLP
GRANT THORNTON LLP